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      FOURTH AMENDMENT AND CONSENT AGREEMENT TO LOAN AND SECURITY AGREEMENT

         This Fourth Amendment and Consent Agreement to Loan and Security Agreement ("Consent") is made this 30th day of January, 2004 by and among LASALLE BUSINESS CREDIT, LLC, a Delaware limited liability company, successor by merger to LaSalle Business Credit, Inc., a Delaware corporation, ("Lender"), 1735 Market Street, 6th Floor, Philadelphia, PA 19103, and STONEPATH GROUP, INC., a Delaware corporation ("Stonepath"), CONTRACT AIR, INC., a Minnesota corporation ("Contract Air"), DISTRIBUTION SERVICES, INC., a Minnesota corporation ("Distribution Services"), GLOBAL CONTAINER LINE, INC., a Washington corporation ("Global Container"), M.G.R., INC., d/b/a AIR PLUS LIMITED, a Minnesota corporation ("Air Plus"), NET VALUE, INC., a Delaware corporation ("Net Value"), STONEPATH LOGISTICS DOMESTIC SERVICES, INC., a Delaware corporation ("Logistics"), STONEPATH LOGISTICS GOVERNMENT SERVICES, INC., f/k/a Transport Specialists, Inc., a Virginia corporation ("Government Services"), STONEPATH LOGISTICS INTERNATIONAL SERVICES, INC., a Delaware corporation ("International Services I"), STONEPATH LOGISTICS INTERNATIONAL SERVICES, INC., f/k/a Global Transportation Services, Inc., a Washington corporation ("International Services II"), STONEPATH OPERATIONS INC., a Delaware corporation ("Operations"), and UNITED AMERICAN ACQUISITIONS AND MANAGEMENT, INC. d/b/a UNITED AMERICAN FREIGHT SERVICES, INC., a Michigan corporation ("United American", and together with Stonepath, Contract Air, Distribution Services, Global Container, Air Plus, Net Value, Logistics, Government Services, International Services I, International Services II and Operations, collectively the "Loan Parties" and individually each a "Loan Party").

                                   BACKGROUND

         A. Loan Parties and Lender are parties to a certain Loan and Security Agreement dated as of May 15, 2002 (as it may otherwise heretofore have been and may hereafter be modified and amended from time to time, the "Loan Agreement") pursuant to which Loan Parties established certain financing arrangements with Lender, including a Revolving Loan facility and a Letter of Credit subfacility. The Loan Agreement and the Other Agreements (as defined in the Loan Agreement) are referred to herein collectively as the "Existing Credit Documents". All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement.

         B. Loan Parties have advised Lender that International Services II and/or Stonepath Holdings (Hong Kong) Limited, a corporation organized under the laws of the Hong Kong Special Administrative Region of the People's Republic of China and a wholly-owned subsidiary of Stonepath Offshore Holdings, Inc. ("Holdings (Hong Kong)"), wish to purchase the assets and/or the stock of certain entities related to the business operated in the People's Republic of China by a certain Mr. Andy Tsai under the name "Shaanxi Sunshine Express International Co., Ltd. (Shanghai Branch)" (the "Shaanxi Business"), which transaction is currently prohibited pursuant to the terms of Section 1(e) of the Third Amendment and Consent Agreement to Loan and Security Agreement by and among Lender and Loan Parties executed in December 2003 (the "Third Amendment and Consent"), and Lender has agreed to consent to this asset and/or stock acquisition transaction concerning the Shaanxi Business subject to and on the terms and conditions set forth in this Consent.

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

         NOW, THEREFORE, with the foregoing Background incorporated by reference and made a part hereof and intending to be legally bound, the parties agree as follows:

         1.   Consents to Foreign Acquisitions.

              (a). Loan Parties acknowledge and agree that the terms of Section 1(e) of the Third Amendment and Consent prohibit any Loan Party and/or any Subsidiary (direct or indirect) of any Loan Party from making any acquisition transactions prior to May 14, 2004 without the prior written consent of Lender. Furthermore, Loan Parties acknowledge and agree that to the extent that the transactions contemplated by the Loan Parties in connection with the acquisition related to the Shaanxi Business would involve an acquisition transaction by Holdings (Hong Kong), such transaction would be prohibited by the terms of
Section 13(d) of the Loan Agreement, which prohibit any Subsidiary of any Loan Party that is not itself also a Loan Party from purchasing any of the stock or equity interests or all or a material portion of the assets of any Person or any division of such Person.

              (b). Notwithstanding the prohibitions of Section 1(e) of the Third Amendment and Consent and, to the extent applicable, Section 13(d) of the Loan Agreement, but without establishing any "course of conduct" or "course of dealing" binding upon Lender in the future or waiving or in any way limiting its rights to decline to permit any such transactions by Loan Parties and/or their Subsidiaries prior to May 14, 2004 and/or by any Foreign Subsidiaries at any time in the future, Lender hereby gives its consent to and agrees to the purchase by either International Services II or Holdings (Hong Kong) of (i) substantially all of the assets used in the operation of the Shaanxi Business and (ii) either (x) certain cash, rights to payment and cash and deposit accounts owned by Shaanxi Sunshine Express International Co., Ltd., a company organized under the laws of the Hong Kong Special Administrative Region of the People's Republic of China ("Shaanxi HK") or (y) fifty-five percent (55%) of the capital stock of Shaanxi HK (all of such transactions, the "Shaanxi Foreign Acquisition"), provided that, such Shaanxi Foreign Acquisition shall be made upon the terms and conditions of the draft Contract for the Sale of Assets provided by Loan Parties to Lender prior to the date of this Consent, without substantial alterations to such terms and conditions (it being understood that neither an assignment of the Contract of Sale of Assets from International Services II to Holdings (Hong Kong) or an alteration to the Contract for Sale of Assets providing for the purchase of cash, rights to payment and cash and deposit accounts owned by Shaanxi HK instead of the purchase of 55% of the capital stock of Shaanxi HK shall not be considered a substantial alteration to the terms and conditions of the Contract for the Sale of Assets for the purposes of this paragraph).

              (c). Loan Parties acknowledge and agree that, although the Shaanxi Foreign Acquisition does not constitute a "Permitted Acquisition" under the definition of that term as set forth in the Loan Agreement because such transaction is currently prohibited by the provisions of Section 1(e) of the Third Amendment and Consent, (x) any aggregate cash consideration paid in relation to such Shaanxi Foreign Acquisition (exclusive of all earn-out payments made in connection therewith) shall be treated as though such cash consideration

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constituted cash consideration paid in connection with a Permitted Acquisition and (y) all earn-out payments paid in relation to such Shaanxi Foreign Acquisition shall be treated as though such earn-out payments constituted Foreign Earn-Out Payments paid in connection with Permitted Acquisitions, in each such case for all purposes under the Existing Credit Documents. Furthermore, Loan Parties acknowledge and agree that if Loan Parties elect to designate any Reserved Outside Source Funds as the source of any funds to be used to make any cash consideration payments in connection with the Shaanxi Foreign Acquisition, then the Reserved Outside Source Funds shall be deemed to have been permanently reduced by the amount of all funds so used in connection with such Shaanxi Foreign Acquisition and such funds shall no longer be available to fund Permitted Acquisitions.

              (d). Loan Parties hereby reaffirm the agreement set forth in
Section 1(e) of the Third Amendment and Consent providing that that, notwithstanding the otherwise applicable provisions of Section 13(d) of the Loan Agreement and/or the provisions of and consents given under this Consent, none of the Loan Parties or any of their Subsidiaries, direct or indirect, shall make any further acquisition transactions, including without limitation any purchase of any of the stock or equity interests of or all or a material portion of the assets of any Person or any division of such Person, and whether or not such acquisition transaction would otherwise fall within the definition of a "Permitted Acquisition", prior to May 14, 2004 without the prior written consent of Lender. After May 14, 2004, Loan Parties may again make "Permitted Acquisitions" as permitted under and in compliance with the provisions of
Section 13(d) of the Loan Agreement.

         2. Representations and Warranties. Each Loan Party represents and warrants to Lender that:

                  (i). All warranties and representations made to Lender under the Loan Agreement and the other Existing Credit Documents are true and correct as to the date hereof.

                  (ii). The execution and delivery by each Loan Party of this Consent and the performance by it of the transactions herein contemplated (i) are and will be within its powers, (ii) have been authorized by all necessary corporate action and will not contravene any provision of the certificate or articles of incorporation or bylaws or other similar entity governance documents of such Loan Party, and (iii) are not and will not be in contravention of any order of any court or other agency of government, of law or any other indenture, agreement or undertaking to which such Loan Party is a party or by which the property of such Loan Party is bound, or be in conflict with, result in a breach of, or constitute (with due notice and/or lapse of time, if applicable) a default under any such indenture, agreement or undertaking or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of such Loan Party.

                  (iii). This Consent and any assignment, instrument, document, or agreement executed and delivered in connection herewith, will be valid and binding on and enforceable against each Loan Party in accordance with its respective terms.

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                  (iv). No Event of Default, or event or circumstance that with the giving of notice or passage of time or both would become an Event of Default, has occurred under the Loan Agreement or any of the other Existing Credit Documents.

                  (v). The name, office and signature of the officer(s) of each Loan Party signing this Consent have previously been certified to Lender in the incumbency and signature certificates of such Loan Party heretofore delivered to Lender.

         3. Confirmation of Security Interest. As security for the payment of all Loans now or in the future made by Lender to Loan Parties hereunder and for the payment or other satisfaction of all other Liabilities, each Loan Party hereby reconfirms the assignment and grant of a continuing perfected first priority (subject only to Permitted Liens which Lender has expressly agreed may be senior to the security interests of Lender) lien and security interest in and to the Collateral (specifically including the Property described in Section 5 of the Loan Agreement), whether now owned or hereafter acquired, created or arising and wherever located, granted to Lender by such Loan Party under the Existing Credit Documents. Each such Loan Party hereby confirms and agrees that all such security interests and liens granted to Lender under the Existing Credit Documents continue in full force and effect and shall continue to secure the Obligations. All Collateral remains free and clear of any liens other than liens in favor of Lender, except for Permitted Liens. Nothing herein contained is intended to in any way impair or limit the validity, priority and extent of Lender's existing security interest in and liens upon the Collateral.

         4. Effectiveness Conditions. This Consent shall be effective upon execution and delivery of this Consent by all parties hereto and payment by Loan Parties to Lender of all fees and expenses (specifically including without limitation attorneys' fees) incurred in relation to the preparation and execution of this Consent.

         5. Confirmation of Indebtedness. Loan Parties hereby acknowledge and confirm that as of the close of business on January 29, 2004, there are no Revolving Loans outstanding under the Loan Agreement, and there are Letters of Credit in the undrawn face amount of $160,000 outstanding under the Loan Agreement.

         6. Ratification of Existing Loan Documents. Except as expressly set forth herein, all of the terms and conditions of the Loan Agreement and the other Existing Credit Documents are hereby ratified and confirmed and continue unchanged and in full force and effect. All references to the Loan Agreement shall mean the Loan Agreement as modified by this Consent.

         7. Consent as Loan Document. Loan Parties hereby acknowledge and agree that this Consent constitutes an "Other Agreement" under the Loan Agreement. Accordingly, it shall be an Event of Default under the Loan Agreement if (i) any representation or warranty made by Loan Parties under or in connection with this Consent shall have been untrue, false or misleading in any material respect when made, or (ii) Loan Parties shall fail to perform or observe any term, covenant or agreement contained in this Consent.

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         8. Governing Law. THIS CONSENT, AND ALL MATTERS RELATED TO AND/OR
ARISING OUT OF THIS CONSENT, SHALL BE GOVERNED AND CONTROLLED BY THE INTERNAL LAWS OF THE COMMONWEALTH OF PENNSYLVANIA AS TO INTERPRETATION, ENFORCEMENT, VALIDITY, CONSTRUCTION, EFFECT, AND IN ALL OTHER RESPECTS.

         9. Waiver of Jury Trial. EACH LOAN PARTY AND LENDER EACH HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS CONSENT, THE LOAN AGREEMENT, THE NOTES, ANY OF THE OTHER AGREEMENTS, THE LIABILITIES, THE COLLATERAL, ANY ALLEGED TORTIOUS CONDUCT BY A LOAN PARTY OR LENDER OR WHICH, IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISES OUT OF OR RELATES TO THE RELATIONSHIP BETWEEN A LOAN PARTY AND A LENDER. IN NO EVENT SHALL LENDER BE LIABLE FOR LOST PROFITS OR OTHER SPECIAL OR CONSEQUENTIAL DAMAGES.

         10. Successors and Assigns. This Consent, along with each of the Existing Credit Documents, shall be binding upon and shall benefit Loan Parties and Lender and their respective successors and permitted assigns (as permitted under the Loan Agreement).

         11. Counterparts. This Consent may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same respective agreement.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

                         [SIGNATURES ON FOLLOWING PAGE]




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         IN WITNESS WHEREOF, the parties hereto have duly executed this Third
Amendment and Consent to Loan and Security Agreement as of the date first written above.


                                     LENDER:

                                     LASALLE BUSINESS CREDIT, LLC

                                     By:
                                            -----------------------------------
                                     Name:  William H. Moul, Jr.
                                     Title: Vice President



                    [Signatures Continued on Following Page]

       [Signature Page S-1 to Stonepath Consent Re Shanghai Acquisitions -
                                 January 2004]







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



                                           LOAN PARTIES:

                                           STONEPATH GROUP, INC.

                                           CONTRACT AIR, INC.

                                           DISTRIBUTION SERVICES, INC.

                                           GLOBAL CONTAINER LINE, INC.

                                           M.G.R. INC., d/b/a AIR PLUS LIMITED

                                           NET VALUE, INC.

                                           STONEPATH LOGISTICS DOMESTIC
                                           SERVICES, INC.

                                           STONEPATH LOGISTICS GOVERNMENT
                                           SERVICES, INC., f/k/a Transport
                                           Specialists, Inc.

                                           STONEPATH LOGISTICS INTERNATIONAL
                                           SERVICES, INC, a Delaware Corporation

                                           STONEPATH LOGISTICS INTERNATIONAL
                                           SERVICES, INC., f/k/a/ Global
                                           Transportation Services, Inc.,
                                           a Washington Corporation

                                           STONEPATH OPERATIONS, INC.

                                           UNITED AMERICAN ACQUISITIONS AND
                                           MANAGEMENT, INC. d/b/a UNITED
                                           AMERICAN FREIGHT SERVICES, INC.




                                           BY:_______________________
                                           Name:  Bohn H. Crain
                                           Title: Treasurer


       [Signature Page S-2 to Stonepath Consent Re Shanghai Acquisitions -
                                 January 2004]


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